Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2015
Table of Contents
Page #

1	…………….	Quarterly Consolidated Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Consolidated Financial Information and Statistical Data
4	…………….	Quarterly Consolidated Loans and Lending Commitments Financial Information
5	…………….	Quarterly Institutional Securities Income Statement Information
6	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
7	…………….	Quarterly Wealth Management Income Statement Information
8	…………….	Quarterly Wealth Management Financial Information and Statistical Data
9	…………….	Quarterly Investment Management Income Statement Information
10	…………….	Quarterly Investment Management Financial Information and Statistical Data
11	…………….	Quarterly U.S. Bank Supplemental Financial Information
12	…………….	Quarterly Consolidated Return on Equity Financial Information
13	…………….	Quarterly Earnings Per Share Summary
14	…………….	End Notes
15	…………….	Definition of Performance Metrics and GAAP to Non-GAAP Measures
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Net revenues
Institutional Securities	$3,904	$5,172	$4,516	(25%)	(14%)	$14,534	$13,441	8%
Wealth Management	3,640	3,875	3,773	(6%)	(4%)	11,349	11,084	2%
Investment Management	274	751	667	(64%)	(59%)	1,694	2,124	(20%)
Intersegment Eliminations	(51)	(55)	(49)	7%	(4%)	(160)	(138)	(16%)
Net revenues	$7,767	$9,743	$8,907	(20%)	(13%)	$27,417	$26,511	3%

Income (loss) from continuing operations before tax
Institutional Securities	$688	$1,622	$1,227	(58%)	(44%)	$4,123	$3,603	14%
Wealth Management	824	885	800	(7%)	3%	2,564	2,249	14%
Investment Management	(38)	220	193	*	*	369	670	(45%)
Intersegment Eliminations	0	0	0	--	--	0	0	--
Income (loss) from continuing operations before tax	$1,474	$2,727	$2,220	(46%)	(34%)	$7,056	$6,522	8%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$518	$1,087	$1,091	(52%)	(53%)	$3,355	$3,344	--
Wealth Management	509	561	479	(9%)	6%	1,605	1,367	17%
Investment Management	(9)	159	123	*	*	259	386	(33%)
Intersegment Eliminations	0	0	0	--	--	0	0	--
Net Income (loss) applicable to Morgan Stanley	$1,018	$1,807	$1,693	(44%)	(40%)	$5,219	$5,097	2%

Financial Metrics:

Earnings per diluted share from continuing operations	$0.48	$0.85	$0.83	(44%)	(42%)	$2.52	$2.49	1%
Earnings per diluted share	$0.48	$0.85	$0.83	(44%)	(42%)	$2.51	$2.49	1%

Earnings per diluted share from continuing operations excluding DVA	$0.34	$0.79	$0.76	(57%)	(55%)	$2.27	$2.35	(3%)
Earnings per diluted share excluding DVA	$0.34	$0.79	$0.76	(57%)	(55%)	$2.27	$2.35	(3%)

Return on average common equity from continuing operations	5.6%	9.9%	9.9%			9.9%	10.1%
Return on average common equity	5.6%	9.9%	9.9%			9.8%	10.1%

Return on average common equity from continuing operations excluding DVA	3.9%	9.1%	8.9%			8.8%	9.4%
Return on average common equity excluding DVA	3.9%	9.1%	8.9%			8.8%	9.4%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Revenues:
Investment banking	$1,313	$1,614	$1,551	(19%)	(15%)	$4,284	$4,492	(5%)
Trading	2,026	2,973	2,448	(32%)	(17%)	8,649	7,926	9%
Investments	(119)	261	138	*	*	408	724	(44%)
Commissions and fees	1,115	1,158	1,124	(4%)	(1%)	3,459	3,478	(1%)
Asset management, distribution and admin. fees	2,732	2,742	2,716	--	1%	8,155	7,886	3%
Other (1)	(62)	297	373	*	*	406	873	(53%)
Total non-interest revenues	7,005	9,045	8,350	(23%)	(16%)	25,361	25,379	--

Interest income	1,451	1,386	1,384	5%	5%	4,321	3,977	9%
Interest expense	689	688	827	--	(17%)	2,265	2,845	(20%)
Net interest	762	698	557	9%	37%	2,056	1,132	82%
Net revenues	7,767	9,743	8,907	(20%)	(13%)	27,417	26,511	3%
Non-interest expenses:
Compensation and benefits	3,437	4,405	4,214	(22%)	(18%)	12,366	12,720	(3%)

Non-compensation expenses:
Occupancy and equipment	341	351	350	(3%)	(3%)	1,034	1,069	(3%)
Brokerage, clearing and exchange fees	485	487	437	--	11%	1,435	1,338	7%
Information processing and communications	447	438	396	2%	13%	1,300	1,231	6%
Marketing and business development	158	179	160	(12%)	(1%)	487	472	3%
Professional services	576	598	522	(4%)	10%	1,660	1,506	10%
Other	849	558	608	52%	40%	2,079	1,653	26%
Total non-compensation expenses	2,856	2,611	2,473	9%	15%	7,995	7,269	10%

Total non-interest expenses	6,293	7,016	6,687	(10%)	(6%)	20,361	19,989	2%

Income (loss) from continuing operations before taxes	1,474	2,727	2,220	(46%)	(34%)	7,056	6,522	8%
Income tax provision / (benefit) from continuing operations (2)	423	894	463	(53%)	(9%)	1,704	1,263	35%
Income (loss) from continuing operations	1,051	1,833	1,757	(43%)	(40%)	5,352	5,259	2%
Gain (loss) from discontinued operations after tax	(2)	(2)	(5)	--	60%	(9)	(6)	(50%)
Net income (loss)	$1,049	$1,831	$1,752	(43%)	(40%)	$5,343	$5,253	2%
Net income applicable to nonredeemable noncontrolling interests	31	24	59	29%	(47%)	124	156	(21%)
Net income (loss) applicable to Morgan Stanley	1,018	1,807	1,693	(44%)	(40%)	5,219	5,097	2%
Preferred stock dividend / Other	79	142	64	(44%)	23%	301	199	51%
Earnings (loss) applicable to Morgan Stanley common shareholders	$939	$1,665	$1,629	(44%)	(42%)	$4,918	$4,898	--

Pre-tax profit margin	19%	28%	25%			26%	25%
Compensation and benefits as a % of net revenues	44%	45%	47%			45%	48%
Non-compensation expenses as a % of net revenues	37%	27%	28%			29%	27%
Effective tax rate from continuing operations (2)	28.7%	32.8%	20.9%			24.1%	19.4%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change

Regional revenues
Americas	$5,652	$6,777	$6,308	(17%)	(10%)	$19,359	$19,022	2%
EMEA (Europe, Middle East, Africa)	1,198	1,436	1,271	(17%)	(6%)	4,396	4,191	5%
Asia	917	1,530	1,328	(40%)	(31%)	3,662	3,298	11%
Consolidated net revenues	$7,767	$9,743	$8,907	(20%)	(13%)	$27,417	$26,511	3%

Worldwide employees	56,267	55,795	55,977	1%	1%

Deposits	$147,226	$139,203	$124,382	6%	18%
Assets	$834,113	$825,755	$814,511	1%	2%
Risk-weighted assets	$423,750	$417,707	$412,374	1%	3%
Global liquidity reserve	$190,865	$188,214	$190,395	1%	--
Long-term debt outstanding	$160,343	$158,089	$152,357	1%	5%
Maturities of long-term debt outstanding (next 12 months)	$23,042	$27,221	$17,613	(15%)	31%

Common equity	$67,767	$67,518	$66,898	--	1%
Less: Goodwill and intangible assets	(9,652)	(9,740)	(9,637)	1%	--
Tangible common equity	$58,115	$57,778	$57,261	1%	1%

Preferred equity	$7,520	$7,520	$6,020	--	25%
Junior subordinated debt issued to capital trusts	$2,869	$2,863	$4,870	--	(41%)

Period end common shares outstanding (millions)	1,938	1,956	1,958	(1%)	(1%)
Book value per common share	$34.97	$34.52	$34.16
Tangible book value per common share	$29.99	$29.54	$29.24

Common Equity Tier 1 capital Advanced (Transitional)	$58,930	$58,666	$59,409	--	(1%)
Tier 1 capital Advanced (Transitional)	$65,936	$65,770	$66,663	--	(1%)

Common Equity Tier 1 capital ratio Advanced (Transitional)	13.9%	14.0%	14.4%
Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	12.4%	12.5%	12.7%
Tier 1 capital ratio Advanced (Transitional)	15.6%	15.7%	16.2%
Tier 1 leverage ratio Advanced (Transitional)	8.1%	7.9%	8.2%
Supplementary Leverage Ratio (Transitional)	5.9%	5.6%	5.4%
Supplementary Leverage Ratio (Fully Phased-in)	5.5%	5.3%	4.9%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Loans and Lending Commitments Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014

Institutional Securities
Corporate lending funded loans (1)	$15.3	$15.7	$14.8	(3%)	3%

Corporate lending commitments (2)	$100.6	$85.8	$82.6	17%	22%

Corporate Lending Loans and Lending Commitments (3)	$115.9	$101.5	$97.4	14%	19%

Other funded loans	$27.6	$28.5	$22.7	(3%)	22%

Other lending commitments	$6.8	$6.7	$4.1	1%	66%

Other Loans and Lending Commitments (4)	$34.4	$35.2	$26.8	(2%)	28%

Institutional Securities Loans and Lending Commitments (5)	$150.3	$136.7	$124.2	10%	21%

Wealth Management

Funded loans	$46.6	$43.8	$34.7	6%	34%

Lending commitments	$5.7	$5.6	$4.6	2%	24%

Wealth Management Loans and Lending Commitments (6)	$52.3	$49.4	$39.3	6%	33%

Consolidated Loans and Lending Commitments	$202.6	$186.1	$163.5	9%	24%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Revenues:
Investment banking	$1,181	$1,440	$1,340	(18%)	(12%)	$3,794	$3,908	(3%)
Trading	1,984	2,785	2,262	(29%)	(12%)	8,191	7,226	13%
Investments	113	16	39	*	190%	241	210	15%
Commissions and fees	657	683	629	(4%)	4%	2,013	1,936	4%
Asset management, distribution and admin. fees	66	69	66	(4%)	--	211	213	(1%)
Other (1)	(112)	212	224	*	*	190	523	(64%)
Total non-interest revenues	3,889	5,205	4,560	(25%)	(15%)	14,640	14,016	4%

Interest income	825	723	859	14%	(4%)	2,418	2,498	(3%)
Interest expense	810	756	903	7%	(10%)	2,524	3,073	(18%)
Net interest	15	(33)	(44)	*	*	(106)	(575)	82%
Net revenues	3,904	5,172	4,516	(25%)	(14%)	14,534	13,441	8%

Compensation and benefits	1,318	1,897	1,779	(31%)	(26%)	5,241	5,354	(2%)
Non-compensation expenses	1,898	1,653	1,510	15%	26%	5,170	4,484	15%
Total non-interest expenses	3,216	3,550	3,289	(9%)	(2%)	10,411	9,838	6%

Income (loss) from continuing operations before taxes	688	1,622	1,227	(58%)	(44%)	4,123	3,603	14%
Income tax provision / (benefit) from continuing operations (2)	141	511	89	(72%)	58%	658	171	*
Income (loss) from continuing operations	547	1,111	1,138	(51%)	(52%)	3,465	3,432	1%
Gain (loss) from discontinued operations after tax	(3)	(2)	(6)	(50%)	50%	(10)	(11)	9%
Net income (loss)	544	1,109	1,132	(51%)	(52%)	3,455	3,421	1%
Net income applicable to nonredeemable noncontrolling interests	26	22	41	18%	(37%)	100	77	30%
Net income (loss) applicable to Morgan Stanley	$518	$1,087	$1,091	(52%)	(53%)	$3,355	$3,344	--

Pre-tax profit margin	18%	31%	27%			28%	27%
Compensation and benefits as a % of net revenues	34%	37%	39%			36%	40%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change

Investment Banking
Advisory revenues	$557	$423	$392	32%	42%	$1,451	$1,146	27%
Underwriting revenues
Equity	250	489	464	(49%)	(46%)	1,046	1,268	(18%)
Fixed income	374	528	484	(29%)	(23%)	1,297	1,494	(13%)
Total underwriting revenues	624	1,017	948	(39%)	(34%)	2,343	2,762	(15%)

Total investment banking revenues	$1,181	$1,440	$1,340	(18%)	(12%)	$3,794	$3,908	(3%)

Sales & Trading
Equity	$1,869	$2,342	$1,867	(20%)	--	$6,504	$5,448	19%
Fixed Income & Commodities	918	1,377	1,129	(33%)	(19%)	4,298	3,920	10%
Other	(65)	(215)	(83)	70%	22%	(493)	(568)	13%
Total sales & trading net revenues	$2,722	$3,504	$2,913	(22%)	(7%)	$10,309	$8,800	17%

Investments & Other
Investments	$113	$16	$39	*	190%	$241	$210	15%
Other	(112)	212	224	*	*	190	523	(64%)
Total investments & other revenues	$1	$228	$263	(100%)	(100%)	$431	$733	(41%)

Institutional Securities net revenues	$3,904	$5,172	$4,516	(25%)	(14%)	$14,534	$13,441	8%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$37	$35	$28
Equity price	$18	$23	$16
Foreign exchange rate	$12	$12	$9
Commodity price	$17	$16	$15

Aggregation of Primary Risk Categories	$50	$50	$38

Credit Portfolio VaR	$12	$12	$10

Trading VaR	$53	$54	$42

Notes:	For the periods noted below, sales and trading net revenues included positive revenue related to DVA as follows:
September 30, 2015: Total QTD: $435 million; Fixed Income & Commodities: $335 million; Equity: $100 million
June 30, 2015: Total QTD: $182 million; Fixed Income & Commodities: $110 million; Equity: $72 million
September 30, 2014: Total QTD: $215 million; Fixed Income & Commodities: $132 million; Equity: $83 million
September 30, 2015: Total YTD: $742 million; Fixed Income & Commodities: $545 million; Equity: $197 million
September 30, 2014: Total YTD: $428 million; Fixed Income & Commodities: $258 million; Equity: $170 million
	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Revenues:
Investment banking	$140	$186	$224	(25%)	(38%)	$518	$618	(16%)
Trading	47	196	185	(76%)	(75%)	475	727	(35%)
Investments	3	13	2	(77%)	50%	18	8	125%
Commissions and fees	465	490	503	(5%)	(8%)	1,481	1,554	(5%)
Asset management, distribution and admin. fees	2,182	2,174	2,148	--	2%	6,471	6,210	4%
Other	52	79	112	(34%)	(54%)	209	253	(17%)
Total non-interest revenues	2,889	3,138	3,174	(8%)	(9%)	9,172	9,370	(2%)

Interest income	777	782	649	(1%)	20%	2,296	1,846	24%
Interest expense	26	45	50	(42%)	(48%)	119	132	(10%)
Net interest	751	737	599	2%	25%	2,177	1,714	27%
Net revenues	3,640	3,875	3,773	(6%)	(4%)	11,349	11,084	2%

Compensation and benefits	2,024	2,200	2,182	(8%)	(7%)	6,449	6,534	(1%)
Non-compensation expenses	792	790	791	--	--	2,336	2,301	2%
Total non-interest expenses	2,816	2,990	2,973	(6%)	(5%)	8,785	8,835	(1%)

Income (loss) from continuing operations before taxes	824	885	800	(7%)	3%	2,564	2,249	14%
Income tax provision / (benefit) from continuing operations	315	324	321	(3%)	(2%)	959	882	9%
Income (loss) from continuing operations	509	561	479	(9%)	6%	1,605	1,367	17%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	509	561	479	(9%)	6%	1,605	1,367	17%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$509	$561	$479	(9%)	6%	$1,605	$1,367	17%

Pre-tax profit margin	23%	23%	21%			23%	20%
Compensation and benefits as a % of net revenues	56%	57%	58%			57%	59%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014

Bank deposit program (billions) (1)	$139	$132	$129	5%	8%

Wealth Management Metrics

Wealth Management representatives	15,807	15,771	16,162	--	(2%)

Annualized revenue per representative (000's)	$922	$978	$929	(6%)	(1%)

Client assets (billions)	$1,925	$2,034	$2,003	(5%)	(4%)
Client assets per representative (millions)	$122	$129	$124	(5%)	(2%)
Client liabilities (billions)	$61	$58	$48	5%	27%

Fee based asset flows (billions)	$7.7	$13.9	$6.5	(45%)	18%
Fee based client account assets (billions)	$770	$813	$768	(5%)	--
Fee based assets as a % of client assets	40%	40%	38%

Retail locations	616	618	631	--	(2%)

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Revenues:
Investment banking	$1	$-	$-	*	*	$1	$5	(80%)
Trading	0	(6)	4	*	*	(3)	(22)	86%
Investments (1)	(235)	232	97	*	*	149	506	(71%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	511	522	529	(2%)	(3%)	1,547	1,543	--
Other	1	9	38	(89%)	(97%)	15	104	(86%)
Total non-interest revenues	278	757	668	(63%)	(58%)	1,709	2,136	(20%)

Interest income	0	0	0	--	--	1	2	(50%)
Interest expense	4	6	1	(33%)	*	16	14	14%
Net interest	(4)	(6)	(1)	33%	*	(15)	(12)	(25%)
Net revenues	274	751	667	(64%)	(59%)	1,694	2,124	(20%)

Compensation and benefits	95	308	253	(69%)	(62%)	676	832	(19%)
Non-compensation expenses	217	223	221	(3%)	(2%)	649	622	4%
Total non-interest expenses	312	531	474	(41%)	(34%)	1,325	1,454	(9%)

Income (loss) from continuing operations before taxes	(38)	220	193	*	*	369	670	(45%)
Income tax provision / (benefit) from continuing operations	(33)	59	53	*	*	87	210	(59%)
Income (loss) from continuing operations	(5)	161	140	*	*	282	460	(39%)
Gain (loss) from discontinued operations after tax	1	0	1	*	--	1	5	(80%)
Net income (loss)	(4)	161	141	*	*	283	465	(39%)
Net income applicable to nonredeemable noncontrolling interests	5	2	18	150%	(72%)	24	79	(70%)
Net income (loss) applicable to Morgan Stanley	$(9)	$159	$123	*	*	$259	$386	(33%)

Pre-tax profit margin	*	29%	29%			22%	32%
Compensation and benefits as a % of net revenues	35%	41%	38%			40%	39%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change

Net Revenues (millions)
Traditional Asset Management	$389	$431	$468	(10%)	(17%)	$1,259	$1,366	(8%)
Merchant Banking and Real Estate Investing (1)	(115)	320	199	*	*	435	758	(43%)
Total Investment Management	$274	$751	$667	(64%)	(59%)	$1,694	$2,124	(20%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(1.5)	$(4.4)	$(2.9)	66%	48%	$(7.9)	$1.0	*
Fixed Income	(3.0)	(0.3)	4.5	*	*	(2.2)	3.8	*
Liquidity	15.8	0.7	4.9	*	*	19.3	14.1	37%
Alternatives	(0.7)	0.6	0.3	*	*	0.0	2.9	*
Managed Futures	(0.1)	0.0	(0.2)	*	50%	(0.4)	(0.7)	43%
Total Traditional Asset Management	10.5	(3.4)	6.6	*	59%	8.8	21.1	(58%)

Merchant Banking and Real Estate Investing	0.5	(0.6)	0.8	*	(38%)	(0.5)	(0.6)	17%
Total net flows	$11.0	$(4.0)	$7.4	*	49%	$8.3	$20.5	(60%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$125	$137	$143	(9%)	(13%)
Fixed Income	61	64	65	(5%)	(6%)
Liquidity	148	132	126	12%	17%
Alternatives	36	37	35	(3%)	3%
Managed Futures	3	3	3	--	--
Total Traditional Asset Management	373	373	372	--	--

Merchant Banking and Real Estate Investing	31	30	29	3%	7%
Total Assets Under Management or Supervision	$404	$403	$401	--	1%
Share of minority stake assets	$8	$7	$7	14%	14%

Notes:	-
For the quarter ended September 30, 2015, Traditional Asset Management Equity net flows include $4.6 billion of inflows related to the transfer of certain portfolio managers, and their portfolios, from Wealth Management to Investment Management.

	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014

U.S. Bank assets	$165.0	$156.2	$140.3	6%	18%

U.S. Bank investment securities portfolio (1)	$52.4	$52.9	$52.5	(1%)	--

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$26.8	$25.3	$20.3	6%	32%
Residential real estate loans	19.7	18.4	14.3	7%	38%
Total Securities-based and residential loans	$46.5	$43.7	$34.6	6%	34%

Institutional Securities U.S. Bank Data
Corporate Lending	$10.0	$10.5	$9.4	(5%)	6%
Other Lending:
Corporate loans	10.5	10.8	6.7	(3%)	57%
Wholesale real estate and Other loans (2)	9.2	9.6	5.9	(4%)	56%
Total other funded loans	$19.7	$20.4	$12.6	(3%)	56%
Total corporate and other funded loans	$29.7	$30.9	$22.0	(4%)	35%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Consolidated Return on Equity Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change
Average Common Equity Tier 1 capital (1)
Institutional Securities	$32.1	$33.3	$31.9	(4%)	1%	$33.6	$31.2	8%
Wealth Management	5.0	4.9	5.2	2%	(4%)	4.5	5.3	(15%)
Investment Management	1.3	1.4	2.2	(7%)	(41%)	1.3	1.9	(32%)
Parent capital	20.4	18.5	19.4	10%	5%	18.4	18.6	(1%)
Firm	$58.8	$58.1	$58.7	1%	--	$57.8	$57.0	1%

Average Common Equity (1)
Institutional Securities	$33.9	$35.3	$32.6	(4%)	4%	$35.5	$32.1	11%
Wealth Management	11.3	11.3	11.2	--	1%	10.9	11.3	(4%)
Investment Management	2.1	2.3	3.1	(9%)	(32%)	2.2	2.9	(24%)
Parent capital	20.3	18.3	19.3	11%	5%	18.1	18.4	(2%)
Firm	$67.6	$67.2	$66.2	1%	2%	$66.7	$64.7	3%

Return on average Common Equity Tier 1 capital (1)
Institutional Securities	6%	12%	13%			13%	14%
Wealth Management	38%	42%	35%			43%	33%
Investment Management	*	45%	22%			26%	27%
Firm	6%	11%	11%			11%	11%

Return on average Common Equity (1)
Institutional Securities	6%	11%	13%			12%	13%
Wealth Management	17%	18%	16%			18%	15%
Investment Management	*	28%	16%			15%	18%
Firm	6%	10%	10%			10%	10%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2015	June 30, 2015	Sept 30, 2014	June 30, 2015	Sept 30, 2014	Sept 30, 2015	Sept 30, 2014	Change

Income (loss) from continuing operations	$1,051	$1,833	$1,757	(43%)	(40%)	$5,352	$5,259	2%
Net income applicable to nonredeemable noncontrolling interests	31	24	59	29%	(47%)	124	156	(21%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,020	1,809	1,698	(44%)	(40%)	5,228	5,103	2%
Less: Preferred Dividends	78	141	62	(45%)	26%	297	192	55%
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	942	1,668	1,636	(44%)	(42%)	4,931	4,911	--

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	1	1	2	--	(50%)	4	7	(43%)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$941	$1,667	$1,634	(44%)	(42%)	$4,927	$4,904	--

Gain (loss) from discontinued operations after tax	(2)	(2)	(5)	--	60%	(9)	(6)	(50%)
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(2)	(2)	(5)	--	60%	(9)	(6)	(50%)
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(2)	(2)	(5)	--	60%	(9)	(6)	(50%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$939	$1,665	$1,629	(44%)	(42%)	$4,918	$4,898	--

Average basic common shares outstanding (millions)	1,904	1,919	1,923	(1%)	(1%)	1,916	1,925	--

Earnings per basic share:
Income from continuing operations	$0.49	$0.87	$0.85	(44%)	(42%)	$2.57	$2.55	1%
Discontinued operations	$-	$-	$-	--	--	$-	$(0.01)	*
Earnings per basic share	$0.49	$0.87	$0.85	(44%)	(42%)	$2.57	$2.54	1%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$941	$1,667	$1,634	(44%)	(42%)	$4,927	$4,904	--

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(2)	(2)	(5)	--	60%	(9)	(6)	(50%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$939	$1,665	$1,629	(44%)	(42%)	$4,918	$4,898	--

Average diluted common shares outstanding and common stock equivalents (millions)	1,949	1,960	1,971	(1%)	(1%)	1,958	1,970	(1%)

Earnings per diluted share:
Income from continuing operations	$0.48	$0.85	$0.83	(44%)	(42%)	$2.52	$2.49	1%
Discontinued operations	$-	$-	$-	--	--	$(0.01)	$-	*
Earnings per diluted share	$0.48	$0.85	$0.83	(44%)	(42%)	$2.51	$2.49	1%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 16.

MORGAN STANLEY
End Notes

Page 2:
(1)
Other revenues for the quarter ended September 30, 2014 included a gain of $141 million related to the sale of a retail property space (allocated to the business segments as follows: Institutional Securities: $84 million, Wealth Management: $40 million and Investment Management: $17 million), and a gain of $101 million related to the sale of TransMontaigne Inc. reported in the Institutional Securities business segment.

(2)
In the quarter ended September 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $237 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.

Page 4:
(1)	For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014 the percentage of Institutional Securities corporate funded loans by credit rating was as follows:
- % investment grade: 37%, 39% and 45%
- % non-investment grade: 63%, 61% and 55%
(2)	For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014 the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 72%, 71% and 73%
- % non-investment grade: 28%, 29% and 27%
(3)
On September 30, 2015, June 30, 2015 and September 30, 2014, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $15.8 billion, $11.8 billion and $10.7 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014, Institutional Securities recorded a provision for credit losses (release) of $3.5 million, $2.2 million and $1.2 million, respectively, related to funded loans and $4.8 million, $(28.7) million and $(15.7) million related to unfunded commitments, respectively.

(6)
For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014, Wealth Management recorded a provision for credit losses of $1.3 million, $1.6 million and $1.0 million, respectively, related to funded loans and there was no material provision recorded related to the unfunded commitments for each of the quarterly periods presented.

Page 5:
(1)
Other revenues for the quarter ended September 30, 2014 included a gain related to the sale of TransMontaigne Inc. and the Institutional Securities portion of a gain related to the sale of a retail property space.

(2)
In the quarter ended September 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $237 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.

Page 8:
(1)	For the quarter ended September 30, 2014, approximately $116 billion of the assets in the bank deposit program are attributable to Morgan Stanley.

Page 9:
(1)
The quarters ended September 30, 2015, June 30, 2015 and September 30, 2014 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 10:
(1)
Real Estate Investing revenues within Merchant banking and Real Estate Investing includes gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interests.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014 were:
North America: $18.0 billion, $(1.1) billion and $1.8 billion
International: $(7.0) billion, $(2.9) billion and $5.6 billion
(3)	Assets under management or supervision by region for the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014 were:
North America: $266 billion, $252 billion and $246 billion
International: $138 billion, $151 billion and $155 billion

Page 11:
(1)
For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014, the U.S. Bank investment securities portfolio included held to maturity investment securities of $3.5 billion, $2.4 billion and $0 million, respectively.

(2)
For the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014, other loans represent residential mortgage loans held for sale of $45 million, $45 million and $15 million, respectively.

Page 12:
(1)
In the quarter ended September 30, 2014, the returns on average Common Equity and average Common Equity Tier 1 Capital for Institutional Securities reflect the impact of a net discrete tax benefit of $237 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.

MORGAN STANLEY
Definition of Performance Metrics and GAAP to Non-GAAP Measures

GAAP vs. Non-GAAP Measures
(a)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.  In addition to the following notes, please also refer to the Firm's third quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: return on average common equity metrics, return on average common equity excluding DVA metrics, return on average Common Equity Tier 1 capital, Tangible Common Equity, Tangible book value per common share and pre-tax margin. These measures are calculated as follows:
     - The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity.
     - The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.
     - The return on average Common Equity Tier 1 capital from continuing operations equals income applicable to Morgan Stanley less preferred dividends as a percentage of average Common Equity Tier 1 capital.
     - Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
     - Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
     - Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

(c)
Results for the quarters ended September 30, 2015, June 30, 2015 and September 30, 2014, include positive revenue of $435 million, $182 million and $215 million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA).

(d)
The pro forma fully phased-in Common Equity Tier 1 risk-based capital ratio and pro forma fully phased-in Supplementary Leverage Ratio are non-GAAP financial measures that the Company considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals Tier 1 capital (calculated under U.S. Basel III transitional rules) divided by the total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

Definitions and notes on financial performance metrics
(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2014.

(c)
As a U.S. Basel III Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii) an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations that have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor.”  In calendar year 2014, the capital floor resulted in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach the U.S. Basel I-based rules as supplemented by the market risk rules known as “Basel 2.5”. Beginning on January 1, 2015, the capital floor is the lower of the capital ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. As of September 30, 2015, the lower ratio is represented by U.S. Basel III Advanced Approach. These computations are preliminary estimates as of October 19, 2015 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2014 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(m)	The alternatives asset class within Traditional Asset Management includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time.  The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part I, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

(s)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(t)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 14 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 19, 2015.